AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

PLATINUM INVESTOR I AND PLATINUM INVESTOR II

FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICIES

SUPPLEMENT DATED JULY 6, 2000

TO

PROSPECTUS DATED MAY 1, 2000

Effective July 6, 2000 American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of reflecting that there are two versions of the Maturity Extension Rider available under the Policies.

On Page 17 of the prospectus, under the heading "What additional rider benefits might I select?", the section titled "Maturity Extension Rider" is deleted in its entirety and replaced with the following:

  Maturity Extension Rider, which permits you to extend the Policy's maturity date beyond what it otherwise would be, has two versions from which to choose. Both versions may not be available in all states.

One version provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. The death benefit payable will be reduced by any outstanding Policy loan amount. There is no charge for this version.

The other version provides for a death benefit after the original maturity date which is equal to the death benefit in effect on the day prior to the original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit by future changes in the accumulation value. The death benefit will never be less than the accumulation value. The death benefit payable will be reduced by any outstanding Policy loan amount. There is a monthly charge of no more than $30 per thousand of net amount at risk for this version of the rider during the nine policy years immediately preceding the Policy's original maturity date. Therefore, you must add this version of rider before that 9 year period begins.

In both versions, only the insurance coverage associated with the Policy will be extended beyond the original maturity date. No additional premium payments, new loans, monthly insurance charge, or changes in specified amount will be allowed after the original maturity date. There is a flat monthly charge of no more than $10 each month after the original maturity date. After this rider is elected it may not be revoked. You can, however, surrender your Policy at any time.

Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.